                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          AMERICAN STATES WATER COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)    Title of each class of securities to which transaction applies:

      (2)    Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)    Proposed maximum aggregate value of transaction:

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

      (2)    Form, Schedule or Registration Statement No.:

      (3)    Filing Party:

      (4)    Date Filed:

                                AMERICAN STATES
                                 WATER COMPANY




                                     [LOGO]
                                American States
                                 WATER COMPANY






                       NOTICE OF THE 2002 ANNUAL MEETING
                                OF SHAREHOLDERS
                                    AND THE
                             2002 PROXY STATEMENT

TABLE OF CONTENTS
-------------------------------------------------------------------------------

Notice of Annual Meeting of Shareholders

Information About Attending

2002 Proxy Statement................................................................................................1
General Information.................................................................................................1
o      Introduction.................................................................................................1
Solicitation of Proxy and Revocability; Voting Securities...........................................................1
o      Date, Time and Place of Annual Meeting.......................................................................1
o      Record Date and Voting Rights................................................................................1
o      Voting by Proxy..............................................................................................2
o      Voting by Mail...............................................................................................3
o      Voting by Telephone..........................................................................................3
o      Voting by Internet...........................................................................................3
o      Adjournments.................................................................................................3
o      Solicitation of Proxies......................................................................................3
Proposal One -- Election of Class II Directors......................................................................4
o      Nominees for Class II Directors with Terms Expiring in 2004..................................................5
o      Class I Directors Whose Terms Expire in 2003.................................................................6
Certain Relationships and Related Transactions......................................................................7
Board Committees and Meetings.......................................................................................7
o      Audit and Finance Committee..................................................................................7
o      Nominating and Governance Committee..........................................................................8
o      Compensation Committee.......................................................................................8
o      Remuneration for Directors...................................................................................8
Section 16(a) Beneficial Ownership Reporting Compliance.............................................................9
Executive Officers -- Experience, Security Ownership, Compensation and Options......................................9
o      Executive Experience.........................................................................................9
o      Executive Security Ownership................................................................................10
o      Summary of Directors and Executive Beneficially Owned Common Shares.........................................10
o      Executive Compensation......................................................................................11
o      Annual Incentive Plan.......................................................................................12
o      Key Executive Long-Term Incentive Plan......................................................................12
o      2000 Stock Incentive Plan...................................................................................13
o      Option Grants in Last Fiscal Year...........................................................................13
o      Option Exercises and Holdings...............................................................................14
o      Employment Contracts, Termination and Change-in-Control Arrangements........................................14
Pension Plan.......................................................................................................15
Deferred Compensation Plan for Directors...........................................................................16
Compensation Committee Interlocks and Insider Participation........................................................16
Board Committee Reports............................................................................................17
Report of the Audit and Finance Committee..........................................................................17
o      General.....................................................................................................17
o      Communication with Audit Committee..........................................................................17
o      Independence Discussions with Audit Committee...............................................................17
o      Recommendation for Inclusion in Form 10-K...................................................................17
Report of the Compensation Committee...............................................................................18
o      General Philosophy..........................................................................................18
o      Executive Compensation Program..............................................................................18
o      CEO Compensation............................................................................................19
o      Section 162(M) Limitation...................................................................................19
Stock Performance Graph............................................................................................20
Security Ownership of Certain Beneficial Owners....................................................................21
Information on Independent Public Accountants......................................................................21
Other Matters......................................................................................................21
Proposals for Next Annual Meeting..................................................................................22
o      Requirements for Shareholder Proposals to be Brought Before an Annual Meeting...............................22
o      Requirements for Shareholder Proposals to be Considered for Inclusion in the Company's Proxy Materials......22
Additional Information.............................................................................................22

                                                                   [LOGO]
                                                               American States
                                                                WATER COMPANY







                   ------------------------------------------

                         Notice of the Annual Meeting
                                of Shareholders

                   ------------------------------------------


Meeting Date               Tuesday, April 30, 2002
Meeting Time               10:00 a.m., Pacific Time
Meeting Location           Hilton Pasadena
                           168 South Los Robles Avenue
                           Pasadena, California

Record Date                February 28, 2002

Agenda
o To elect four Class II directors to the Board of Directors of the Company to serve until their successors are elected and qualified;
o To transact any other business, which may properly come before the meeting or any adjournment thereof.

The Board of Directors has nominated the following individuals for election as Class II directors: Jean E. Auer, N.P. Dodge, Jr., Robert F. Kathol, and Lloyd
E. Ross.

By order of the Board of Directors,



McClellan Harris III
Secretary






San Dimas, California
March 22, 2002

INFORMATION ABOUT ATTENDING
-------------------------------------------------------------------------------

We will hold the Annual Meeting at the Pasadena Hilton in Pasadena, California.

Shareholders must present a ticket to be admitted to the Annual Meeting. For shareholders of record, your admission ticket is the detachable portion of your proxy form. Please have your ticket out and available when you reach the registration area at the Annual Meeting.


For shareholders who hold shares through a brokerage firm, bank or other holder of record, your ticket is the copy of your latest account statement showing your American States Water Company stock balance. Please present your account statement to the registration area at the Annual Meeting.


                       DIRECTIONS TO THE HILTON PASADENA

                                [GRAPHIC OMITTED]

March 22, 2002                                 American States Water Company
                                                 630 East Foothill Boulevard
                                                 San Dimas, California 91773


-------------------------------------------------------------------------------
                             2002 Proxy Statement
-------------------------------------------------------------------------------

GENERAL INFORMATION
-------------------------------------------------------------------------------

INTRODUCTION
This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors of American States Water Company (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") and any adjournments thereof. This statement and the accompanying proxy are being sent to shareholders on or about March 22, 2002.

At the Annual Meeting, shareholders will be asked to elect four Class II directors to serve until the Annual Meeting of Shareholders held in 2004 and until their successors are elected and qualified.


SOLICITATION OF PROXY AND REVOCABILITY; VOTING SECURITIES
--------------------------------------------------------------------------------

DATE, TIME AND PLACE OF ANNUAL MEETING
The Annual Meeting will be held on April 30, 2002 at 10:00 a.m., Pacific Time at the Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, California.

RECORD DATE AND VOTING RIGHTS
Only holders of record of the Company's voting securities at the close of business on February 28, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, the Company's outstanding voting securities were 76,800 Preferred Shares and 10,079,629 Common Shares. Each Preferred Share is entitled to one vote and each Common Share is entitled to one-tenth of a vote. Except as otherwise provided in the Company's Articles of Incorporation, as amended, and under applicable law, common and preferred shareholders vote together as a single class.

Votes cast by proxy or in person at the Annual Meeting will be counted by an inspector of election appointed by the Board of Directors to act as an election inspector for the Annual Meeting. Shares represented by proxies that reflect abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, will not constitute a vote "for" or "against" any matter.

The inspector of election will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered present for quorum purposes and may be entitled to vote on other matters). Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card.

In the election of directors, the candidates for election receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected, will be elected. Votes cast against a candidate or votes withheld will have no legal effect. No shareholder will be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of such shareholder's shares in the case of Preferred Shares or one-tenth that number in the case of Common Shares) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have been nominated. If voting for directors is conducted by cumulative voting, each share will be entitled to the number of votes equal to the number of directors authorized times the number of votes to which such share is otherwise entitled, which votes may be cast for a single candidate or may be distributed among two or more candidates in whatever proportion the shareholder may desire. The accompanying proxy card will grant the named proxies discretionary authority to vote cumulatively, if cumulative voting applies. In such event, unless otherwise instructed, the named proxies intend to vote equally FOR each of the four candidates for the office of director; provided, however, that if sufficient numbers of the Company's shareholders exercise cumulative voting rights to elect one or more candidates, the named proxies will determine the number of directors they are entitled to elect, select such number from among the named candidates, cumulate their votes, and cast their votes for each candidate among the number they are entitled to elect. If voting is not conducted by cumulative voting, each Preferred Share will be entitled to a vote and each Common Share will be entitled to one-tenth of one vote, and shareholders having a majority of the voting power exercised at the meeting will be able to elect all of the directors if they choose to do so. In that event, the other shareholders will be unable to elect any director or directors.

Assuming the presence of a quorum, the shareholders present at the meeting may continue to do business until adjournment, notwithstanding the withdrawal of shareholders holding sufficient voting power to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the voting power required to constitute a quorum.

VOTING BY PROXY
Regardless of whether or not shareholders plan to attend the meeting in person, all shareholders of the Company are urged to use the enclosed proxy card to vote their shares. All proxies that are properly executed and returned, unless revoked, will be voted at the Annual Meeting in accordance with the instructions indicated thereon or, if no direction is indicated FOR the election of the Board's nominees as directors. The execution of a proxy will not affect the right to attend the Annual Meeting and vote in person. A person who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing with the Company a written notice of revocation of a proxy bearing a later date or by attendance at the Annual Meeting and voting in person (or presenting at the meeting such written notice of the revocation of the proxy). Attendance at the Annual Meeting will not, by itself, revoke a proxy. The proxies may also be voted for a substitute nominee or nominees in the event any one or more of the director nominees named under "Item 1--Election of Directors" will be unable to serve for any reason or be withdrawn from nomination, a contingency not now anticipated. Shares for which duly executed proxies are received will be voted according to the Board's best judgment upon such matters as may properly come before the Annual Meeting or any adjournment thereof.

VOTING BY MAIL
Shareholders may sign, date and return their proxy forms in the pre-addressed, postage-paid envelope provided.

VOTING BY TELEPHONE
You may vote by proxy using the toll-free telephone number listed on the proxy form.

The telephone voting procedures are designed to verify your vote using the Control Number that is provided on each proxy form. Please see your proxy form for specific instructions.

Shareholders whose shares are held through a brokerage firm, bank or other holder of record may vote by telephone only if the holder of record (broker, bank or other holder of record) offers those options.

VOTING BY INTERNET
You may vote by proxy using the Internet. The Internet address is www.proxyvote.com and is also listed on the proxy form.

The Internet voting procedures are designed to verify your vote using the Control Number that is provided on each proxy form. Please see your proxy form for specific instructions.

Shareholders whose shares are held through a brokerage firm, bank or other holder of record may vote by Internet only if the holder of record (broker, bank or other holder of record) offers those options.

ADJOURNMENTS
The Annual Meeting may be adjourned, even if a quorum is not present, by a majority of the votes of shareholders represented at the Annual Meeting in person or by proxy. In the absence of a quorum at the Meeting, no other business may be transacted at the Meeting.

Notice of the adjournment of a meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken, provided that if the adjournment is for more than 45 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting must also be given. Any business may be transacted at an adjourned meeting, which might have been transacted at the original meeting.

SOLICITATION OF PROXIES
The accompanying proxy relating to the meeting is being solicited by the Board of Directors of the Company for use at the Annual Meeting.

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy statements, the proxies and any additional materials, which may be furnished by the Board to shareholders. The solicitation of proxies will be made by the use of the U.S. postal service and may also be made by telephone, or personally, by directors, officers and regular employees of the Company who will receive no extra compensation for such services.

PROPOSAL ONE
ELECTION OF CLASS II DIRECTORS
-------------------------------------------------------------------------------


The Company's Articles of Incorporation provide that classification of the Board will apply to every election of directors for so long as at least six directors are authorized under the Company's Bylaws and the Company's Common Shares are listed on the New York Stock Exchange. The Company's Bylaws provide that the Board of Directors shall consist of not less than five and not more than nine directors, with the exact number of directors currently set at seven. So long as the Board continues to consist of at least six, but less than nine and the Company's Common Shares are listed on the New York Stock Exchange, directors will serve for a term of two years, and one-half of the directors (or as near to one-half as practicable) will be elected each year.

Under the Company's Bylaws, the Board of Directors could increase the authorized number of directors to up to nine without obtaining shareholder approval. In the event that the number of directors increases during any period that the Company's Common Shares are listed on the New York Stock Exchange, the increase will be apportioned by the Board between the classes of directors to make each class as nearly equal as possible. If the number of authorized directors is increased to at least nine during any period that the Company's Common Shares are listed on the New York Stock Exchange, the directors will be apportioned by the Board among three classes, each consisting of one-third of the directors or as close an approximation as possible, directors will serve for a term of three years, and one-third of the directors (or as near to one-third as practicable) will be elected each year. If the number of authorized directors is decreased to less than five, then the Board will cease to be classified, provided the decrease in the number of directors cannot shorten the term of any incumbent director. Vacancies in the Board, except those existing as a result of a removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected will hold office until the next annual meeting and until such director's successor has been elected and qualified. The Company's shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

Pursuant to California law, members of the Board of Directors may be removed by the Board of Directors for cause (defined to be a felony conviction or court declaration of unsound mind), by the shareholders without cause or by court order for fraudulent or dishonest acts or gross abuse of authority or discretion. Generally, no director may be removed by the shareholders if the votes cast against such removal (or, if done by written consent, the votes eligible to be cast by the non-consenting shareholders) would have been sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected (the "Relevant Number of Directors"). The Relevant Number of Directors, in the case of classified boards, is the greater of (i) the number of directors elected at the most recent annual meeting of shareholders and (ii) the number sought to be removed.

Four directors have been nominated for election as Class II directors for a two-year term expiring at the end of the Annual Meeting of Shareholders in 2004, or until their successors are elected and qualified. The terms of the remaining directors will continue as indicated below. The ages of the directors reported below are as of April 30, 2002.

NOMINEES FOR CLASS II DIRECTORS WITH TERMS EXPIRING IN 2004
-------------------------------------------------------------------------------

The Board of Directors recommends that Shareholders vote FOR each of the nominees for Class II directors listed below.

No nominee for election as a Class II director is or has been employed in his or her principal occupation or employment during the past five years by the Company or other organization that is a parent, subsidiary or affiliate of the Company.

[PHOTO]

Jean E. Auer, Consultant to the San Francisco Estuary Project since 1990 and retired Mayor of the town of Hillsborough, California. Mrs. Auer has previously served as a member of the National Drinking Water Advisory Board to the United States Environmental Protection Agency, a member of the California State Water Resources Control Board and a member of both the Central Coast and the San Francisco Regional Water Quality Control Boards. Mrs. Auer is on the board of the Water Education Foundation. Mrs. Auer, age 65, is a member of the Company's Compensation Committee and Chairperson of the Nominating and Governance Committee and has served as a director of the Company since 1995.

[PHOTO]

N.P. Dodge, Jr., President of the N.P. Dodge Company, a full service real estate company in Omaha, Nebraska since September 1978. Mr. Dodge is a director of the Omaha Public Power District and is a director of Bridges Investment Fund. Mr. Dodge, age 65, is a member of the Company's Audit and Finance and Compensation committees and has served as a director of the Company since 1990.

[PHOTO]

Robert F. Kathol, Executive Vice President of Kirkpatrick, Pettis, Smith, Polian, Inc., an investment banking firm in Omaha, Nebraska since 1985. Mr. Kathol, age 61, is a member of the Company's Compensation Committee and is Chairperson of the Audit and Finance Committee and has served as a director of the Company since 1995.

[PHOTO]

Lloyd E. Ross, Managing Partner of Invermex, L.P., a company developing hotels in the southwestern United States and Northern Mexico since 1997. For more than 35 years prior to his current position, Mr. Ross was associated with SMI Construction Co., a commercial and industrial general contracting firm in Irvine, California, having served as its President and Chief Executive Officer since 1976. Mr. Ross is also a director of PacifiCare Health Systems. Mr. Ross, age 61, has been Chairman of the Board of Directors of the Company since April 1999 and has served as a director of the Company since 1995.

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2003
-------------------------------------------------------------------------------

[PHOTO]

James L. Anderson, President, since November 2000, of Americo Financial Services, Inc., located in Austin, Texas and Senior Vice President of Americo Life Inc. since September 1996. Prior to its acquisition by Americo Life Inc., Mr. Anderson had served for ten years as President and Chief Executive Officer of Fremont Life Insurance Company. From 1975 to 1982, Mr. Anderson served as President and Chief Operating Officer of National American Insurance Company of California, a property and casualty company. Mr. Anderson, age 58, is a member of the Company's Nominating and Governance Committee and Chairperson of the Compensation Committee and has served as a director of the Company since 1997.

[PHOTO]

Anne M. Holloway, Having served as a Senior Consultant to Navigant Consulting, Inc., a provider of consulting services to Fortune 500 companies, governments, and governmental agencies from 1999 to 2000. Mrs. Holloway retired from 25 years of active service in the finance profession. Mrs. Holloway was employed by Peterson Worldwide, LLC from 1998 to 1999 and by the Resolution Group, a subsidiary of Xerox Financial Services, from 1992 to 1998 serving in various executive capacities. Prior to joining the Resolution Group, Mrs. Holloway was employed for nine years in various management positions with Shawmut National Corporation, a financial service company. Mrs. Holloway, age 50, is a member of the Company's Audit and Finance, Nominating and Governance and Compensation Committees and has served as a director of the Company since 1998.

[PHOTO]

Floyd E. Wicks, President and Chief Executive Officer of the Company since April 1992. Mr. Wicks served as President of the Company from April 1990 to March 1992, and as Vice President of Operations from January 1988 to March 1990. Mr. Wicks, age 58, is a member of the Company's Nominating and Governance Committee and has served as a director of the Company since 1990.

The following table sets forth, as of February 28, 2002, the beneficial ownership of Common Shares of the Company by each of the Company's current directors. No current director owns any of the Company's Preferred Shares.



            DIRECTORS' BENEFICIAL OWNERSHIP OF COMMON SHARES TABLE


-------------------------------- -------------------------------- -----------------------------
                                      Amount and Nature of              Percent of Class
             Name                     Beneficial Ownership              Beneficially Held
-------------------------------- -------------------------------- -----------------------------
James L. Anderson                             2,396                            *
-------------------------------- -------------------------------- -----------------------------
Jean E. Auer                                  3,425                            *
-------------------------------- -------------------------------- -----------------------------
N.P. Dodge, Jr.                               4,000                            *
-------------------------------- -------------------------------- -----------------------------
Anne M. Holloway                              1,020                            *
-------------------------------- -------------------------------- -----------------------------
Robert F. Kathol                              2,300                            *
-------------------------------- -------------------------------- -----------------------------
Lloyd E. Ross                                 1,705                            *
-------------------------------- -------------------------------- -----------------------------
Floyd E. Wicks                               19,136(1)                         *
-------------------------------- -------------------------------- -----------------------------

*Less than one percent
(1) Includes shares that maybe acquired upon exercise of Options and share pursuant to the LTIP as of April 30, 2002


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
-------------------------------------------------------------------------------

No director, nominee, executive officer or any member of their family, or any holder of more than five percent of the Company's voting securities had any indebtedness to the Company, any business relationship with the Company or any transaction with the Company in 2001.



BOARD COMMITTEES AND MEETINGS
-------------------------------------------------------------------------------

During 2001, directors met as a Board four times. No director attended less than 75% of the meetings of the Board. The Board of Directors has an Audit and Finance Committee, a Nominating and Governance Committee, and a Compensation Committee. Each Committee operates under a charter, which identifies the purpose of the Committee and its primary functions and responsibilities. The Board of Directors may establish, from time-to-time, other committees on an ad hoc basis to address strategic or business related opportunities. Members of such ad hoc committees are remunerated for their services in accordance with policies of the Board. The Chairman of the Board is an ex-officio member of all committees of the Board.

AUDIT AND FINANCE COMMITTEE
The Audit and Finance Committee provides advice and assistance to the Board of Directors on accounting and financial reporting practices of the Company. The Committee reviews the scope of audit work and findings of the firm of independent public accountants who serve as auditors of the Company and also monitors the work of the Company's internal auditors. The Committee also reviews the qualifications of, and recommends to the Board of Directors, a firm of independent auditors and reviews and approves fees charged by the independent auditors.

The Audit and Finance Committee conducts its responsibilities pursuant to its Charter, adopted by the Board of Directors on January 29, 2001. Members of the Audit and Finance Committee are "independent" under New York Stock Exchange Listing Standards.

During 2001, the Audit and Finance Committee, consisting of Robert F. Kathol - Chairperson, N.P. Dodge, Jr. and Anne M. Holloway, met seven times to review and discuss with management, the internal auditor and the Company's independent auditors, the
                                      7
interim financial statements, annual audited financial statements and certain other matters. The Committee has received disclosures from and discussed with the Company's independent auditors, Arthur Andersen LLP, the auditors' independence as required by Independence Standards Board Standard No. 1. No director attended less than 75% of the meetings of the Audit and Finance Committee.

NOMINATING AND GOVERNANCE COMMITTEE
The Nominating and Governance Committee assesses qualifications of and makes recommendations as to candidates to fill vacancies on the Board of Directors. The Nominating and Governance Committee will consider persons for election to the Board of Directors who are recommended by shareholders. In order to submit a recommendation to the Nominating and Governance Committee, such recommendation must be submitted in writing and addressed to the Office of the Secretary at the Company's corporate headquarters.

During 2001, the Nominating and Governance Committee, consisting of Jean E. Auer - Chairperson, James L. Anderson and Anne M. Holloway, met five times. No director attended less than 75% of the meetings of the Nominating and Governance Committee.

COMPENSATION COMMITTEE
The Compensation Committee reviews and makes recommendations to the Board of Directors as to appropriate compensation for the President and other executive officers of the Company and determines the awards to be made under the Company's Annual Incentive Plan and the 2000 Stock Incentive Plan.

During 2001, the Compensation Committee, consisting of James L. Anderson - Chairperson, Jean E. Auer, N.P. Dodge, Jr., Anne M. Holloway and Robert F. Kathol met five times. No director attended less than 75% of the meetings of the Compensation Committee.

REMUNERATION FOR DIRECTORS
Outside directors (presently all directors except Mr. Wicks) are currently paid an annual retainer of $15,000, payable in equal monthly installments. In addition, each such director receives a $1,200 fee for each meeting attended. The regular and organizational meetings of the board are counted as one meeting for purposes of the per meeting fee. In addition, each outside director who is a member of the Compensation Committee, Nominating and Governance Committee or the Audit and Finance Committee receives a $1,000 fee for each meeting attended. The chairperson of each such committee, if an outside director, receives an additional fee of $1,000 for each committee meeting attended. Each director is reimbursed for reasonable and necessary travel, lodging and other expenses incurred in the performance of their duties.

Chairman of the Board Ross earned $75,000 as chairperson for the year 2001. The present annual compensation for the position of Chairman of the Board of Directors is $75,000. Neither Mr. Ross nor Mr. Wicks received separate compensation as directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------------------------------

The Company has adopted procedures to assist its directors and executive officers in complying with Section 16(a) of the Securities Exchange Act of 1934, as amended, which includes assisting in the preparation of forms for filing.

For 2001, all but two of the reports were timely filed. The sale by Mr. Saddoris, an executive officer of the Company, of 354 and 116 Common Shares on 7/26/01 and 8/8/01 respectively, were inadvertently not reported timely. The purchases were reported on Mr. Saddoris' Form 5 for 2001.


EXECUTIVE OFFICERS
EXPERIENCE, SECURITY OWNERSHIP, COMPENSATION AND OPTIONS
-------------------------------------------------------------------------------

EXECUTIVE EXPERIENCE
The Company had eight executive officers as of March 22, 2002. Information regarding the identities and business experience is shown in the following table and footnotes thereto:




                          EXECUTIVE EXPERIENCE TABLE

-------------------------------------------------------------------------------------------------------------------------
                               Principal Occupation and Experience During the Past Five                 Held Current
            Name                                         Years                               Age       Position Since
-------------------------------------------------------------------------------------------------------------------------
Floyd E. Wicks (1)             President and Chief Executive Officer.                        58          April 1992
-------------------------------------------------------------------------------------------------------------------------
McClellan Harris III (1)       Chief Financial Officer, Vice President Finance,              50          April 1997
                               Treasurer, Corporate Secretary. Vice President and
                               Treasurer from October 1996. Treasurer from April 1994.
-------------------------------------------------------------------------------------------------------------------------
Joel A. Dickson (2)            Vice President Administration. Vice President Business        49          April 2001
                               Development from April 1997. Vice President Customer
                               Service of Region III from April 1994.
-------------------------------------------------------------------------------------------------------------------------
Donald K. Saddoris (3)         Vice President and Chief of Operations. Vice President        58         October 2000
                               Customer Service of Region I since 1994.
-------------------------------------------------------------------------------------------------------------------------
Denise L. Kruger (4)           Vice President Customer Service of Region II. Vice            38         October 2001
                               President Water Quality from January 1998. Manager
                               Quality Assurance from January 1997. Water Quality
                               Manager from October 1992.
-------------------------------------------------------------------------------------------------------------------------
James B. Gallagher (4)         Vice President Customer Service of Region III. Chief          47          April 1997
                               Financial Officer, Vice President Finance and Secretary
                               from April 1994.
-------------------------------------------------------------------------------------------------------------------------
Joseph F. Young (4)            Vice President Governmental Relations and Public              56         October 2001
                               Information. Vice President Customer Service of Region
                               II from January 1999. Vice President Government Affairs
                               from April 1997. Vice President Regulatory Affairs from
                               April 1994.
-------------------------------------------------------------------------------------------------------------------------
Susan L. Conway (4)            Vice President Regulatory Affairs. Manager of Regulatory      41         January 1998
                               Affairs from February 1990.
-------------------------------------------------------------------------------------------------------------------------

(1) Holds same titles in Southern California Water Company, American States Utility Services, Inc. and Chaparral City Water Company
(2) Holds titles of Vice President Customer & Operations Support in Southern California Water Company and Vice President of Administration in Chaparral City Water Company
(3) Holds title of Vice President-Customer Service of Region I in Southern California Water Company and Vice President-Customer Service of Chaparral City Water Company
(4) Officer of Southern California Water Company only
--------------------------------------------------------------------------------

EXECUTIVE SECURITY OWNERSHIP
Information regarding the number of common shares beneficially owned by the eight executive officers is shown in the following table. The holdings include shares that the officers will have the right to acquire as of April 30, 2002 through the exercise of stock options under the Company's 2000 Stock Incentive Plan.


                      EXECUTIVE SECURITY OWNERSHIP TABLE

---------------------------------------------------------------------------------------------------------------------------
                                 Common Shares      Option Shares     Unvested LTIP                          Percent of
          Name                       Owned                (1)           Shares (2)            Total             Class
---------------------------------------------------------------------------------------------------------------------------
Floyd E. Wicks                     10,359                8,000              777                19,136             *
---------------------------------------------------------------------------------------------------------------------------
McClellan Harris III                5,568                4,000              315                 9,883             *
---------------------------------------------------------------------------------------------------------------------------
Joel A. Dickson                     4,293                4,000              404                 8,697             *
---------------------------------------------------------------------------------------------------------------------------
Donald K. Saddoris                  7,580                4,000              355                11,935             *
---------------------------------------------------------------------------------------------------------------------------
Denise L. Kruger                    3,644                4,000              220                 7,864             *
---------------------------------------------------------------------------------------------------------------------------
James B. Gallagher                  3,592                4,000              167                 7,759             *
---------------------------------------------------------------------------------------------------------------------------
Joseph F. Young                    15,151                4,000              327                19,478             *
---------------------------------------------------------------------------------------------------------------------------
Susan L. Conway                     2,354                4,000              220                 6,574             *
---------------------------------------------------------------------------------------------------------------------------
*   Less than one percent
(1) Includes all Option shares that may be acquired upon exercise of Options under the Company's 2000 Stock Incentive Plan as of April 30, 2002.
(2) Executive officers have voting but not investment power with respect to these
Common Shares.
--------------------------------------------------------------------------------------------------------------------------



SUMMARY OF DIRECTORS AND EXECUTIVES BENEFICIALLY OWNED COMMON SHARES Directors and executive officers of the Company as a group beneficially owned 106,172 Common Shares of the Company, inclusive of Common Shares that may be acquired upon exercise of Options awarded under the 2000 Stock Incentive Plan and Common Shares issued under the Key Executive Long-Term Incentive Plan as of April 30, 2002. The combined total is less than one percent of the total shares outstanding. No director or executive officer of the Company owns any of the Company's outstanding Preferred Shares.

EXECUTIVE COMPENSATION
The following table sets forth information on compensation of the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company or Southern California Water Company for the three most recent calendar years:


                         EXECUTIVE COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------
                                                                            Number of
                                                                              Shares
                                                                            Underlying     Short Term
                                             Annual         Long Term        Options        Comp. AIP
       Name and Principal                    Comp.         Comp. LTIP      Granted (3)     Payouts (4)     All Other
           Position              Year    Salary (1)($)    Payouts (2) ($)       (#)             ($)       Comp. (5) ($)
---------------------------------------------------------------------------------------------------------------------------
Floyd E. Wicks --                2001          $376,566                -           8,000       $162,288          $6,610
   President and Chief           2000           355,205         $135,943           8,000        158,949           9,513
   Executive Officer             1999           346,479                -               -              -           9,067
---------------------------------------------------------------------------------------------------------------------------
McClellan Harris III --          2001           205,122                -           4,000         67,738           7,926
   Chief Financial Officer,      2000           200,125           51,461           4,000         64,929           8,190
   Vice President Finance,       1999           187,912                -               -              -           6,943
   Treasurer and Corporate
   Secretary
---------------------------------------------------------------------------------------------------------------------------
Joel A. Dickson --               2001           206,223                -           4,000         67,738           7,926
   Vice President                2000           199,918           65,734           4,000         67,103           8,190
   Administration                1999           195,590                -               -              -           7,805
---------------------------------------------------------------------------------------------------------------------------
Donald K. Saddoris --            2001           201,710                -           4,000         51,056           7,926
   Vice President and Chief      2000           182,285           57,777           4,000         39,716           8,203
   of Operations                 1999           171,463                -               -              -           7,818
---------------------------------------------------------------------------------------------------------------------------
James B. Gallagher --            2001           166,820                -           4,000         37,162           1,125
   Vice President Customer       2000           160,591           54,428           4,000         36,653           7,392
   Service of Region III         1999           159,270                -               -              -           7,291
---------------------------------------------------------------------------------------------------------------------------

(1)The executive officers of the Company receive certain perquisites, including the personal use of a Company-owned vehicle and personal computer. The aggregate amount of such perquisites received by each named officer, in the case of any such named officer, does not exceed 10% of the total annual salary of such officer.
(2)The Company had a Key Executive Long-Term Incentive Plan (LTIP), the provisions of which became effective January 1, 1995. Under the LTIP, benefits were paid in the year following the end of a three-year performance cycle. The LTIP was terminated in May 2000 with the approval of the 2000 Stock Incentive Plan. With termination of the LTIP, benefits accrued under the 1997-1999 performance cycle and benefits accrued under the partially completed 1998-2000 and 1999-2001 performance cycles then pending under the LTIP were paid out at that time. The accrued benefits paid under the one completed three-year performance cycle and the two partially completed performance cycles were paid in shares of the Company's common stock. The shares vest equally over a three-year period. There will be no future payments made under the LTIP.
(3)The 2000 Stock Incentive Plan (the "2000 Plan") was approved at the 2000 Annual Meeting. The purpose of the 2000 Plan is to provide stock-based incentives as a means of promoting the success of the Company by attracting, retaining and aligning the interests of employees (including officers) with those of shareholders generally.
(4)The Company adopted an Annual Incentive Plan (AIP) for executive officers and managers in 2000. Payouts under the AIP, which are made in cash or restricted stock pursuant to the provisions of the AIP, are based on the prior year's operating results. All amounts paid in 2001 were paid in cash.
(5)Includes payment by the Company of the premium on business travel and accident policy of $99 per person per year for 1999 and 2000 and $86 for 2001, and payment by the Company of the premium for group life insurance of $190 per person for 1999, $183 for 2000 and $190 for 2001. The balance represents the Company's matching contribution to the 401(k) Plan for the benefit of each named officer.

ANNUAL INCENTIVE PLAN
The Company has adopted an Annual Incentive Plan ("AIP") for executive officers and managers of the Company ("Eligible Participants"). The purpose of the AIP is to compensate Eligible Participants of the Company for increasing shareholder value and supporting future growth of the Company. Under the terms of the AIP, awards may be granted annually to an Eligible Participant in accordance with the terms of the AIP. If an award is granted to an Eligible Participant, a target award will be established for that Eligible Participant by the Compensation Committee based upon a percentage of that Eligible Participant's wages, exclusive of overtime and bonuses, for the preceding calendar year. The target award to be paid to that Eligible Participant may be adjusted by (i) a factor reflecting the Company's financial performance for the preceding calendar year and (ii) a factor reflecting certain strategic performance initiatives for the preceding calendar year, both of which would be multiplied times the target award for that Eligible Participant. The financial performance component is based on the Company's actual return on rate base as a percentage of authorized return on rate base, less a maintenance adjustment, if maintenance costs are significantly less than estimated for rate base purposes. The strategic adjustment factor is based upon achieving certain strategic goals established by the Compensation Committee.

The Compensation Committee has established the financial performance component for the year 2001 based on a schedule ranging from a financial performance percentage of 125% if the actual return on rate base is more than 105% of authorized return on rate base to 0% if the actual return on rate base is less than 94%. The Compensation Committee has established the strategic adjustment component for the year 2001 on the basis of a schedule ranging from 25% if there is an increase in Company operating revenues as a result of acquisitions of more than 33% to 0% if there is an increase in Company operating revenues as a result of acquisitions of less than 10%.

Under the terms of the AIP, the Company's external auditors for the year in which the awards were granted will pay awards after completion of a review of the award calculations. If the awards are less than 20% of the Eligible Participant's annual wages, the award will be paid in cash. If the awards are 20% or more of the Eligible Participant's annual wages, the awards may be paid in restricted stock pursuant to the terms of the 2000 Stock Incentive Plan. The restrictions applicable to the restricted stock will lapse in a series of three successive annual installments commencing on the first anniversary date after the end of the plan year for which the award was granted unless the Compensation Committee provides otherwise. Payment of the award under the AIP will be accelerated upon a change in control of the Company, as defined in the Company's 2000 Stock Incentive Plan.

Based on the performance measurements in the AIP for the year ended December 31, 2001, the Compensation Committee approved awards to Messrs. Wicks, Harris, Dickson, Saddoris and Gallagher of $111,581, $50,644, $50,644, $50,644 and
$41,677, respectively.

KEY EXECUTIVE LONG-TERM INCENTIVE PLAN
The Company implemented a Key Executive Long Term Incentive Plan effective as of January 1, 1995 (see footnote (2) to the Executive Compensation Table). With the approval of the 2000 Stock Incentive Plan in March 2000, the LTIP was terminated. All accrued benefits for the completed 1997-1999 Performance Cycle and the partially completed 1998-2000 Performance Cycle and 1999-2001 Performance Cycle were paid out in 2000 in Common Shares of the Company, subject to vesting.

2000 STOCK INCENTIVE PLAN
The 2000 Stock Incentive Plan (the "2000 Plan") was approved at the 2000 Annual Meeting. The purpose of the 2000 Plan is to provide stock-based incentives as a means of promoting the success of the Company by attracting, retaining and aligning the interests of employees (including officers) with those of shareholders generally. The 2000 Plan authorizes the grant of Options and Restricted Stock, collectively "Awards".

The Board of Directors of the Compensation Committee administers the 2000 Plan. The Board retains the power to determine the particular eligible persons to whom Awards will be granted. The Board or the Compensation Committee authorizes all Awards to eligible employees.

Generally speaking, an Option will expire, and any other Award will vest or be forfeited, not more than 10 years after the date of grant. The Compensation Committee determines the applicable vesting schedule for each Award. Vesting will be accelerated under the same circumstances in which a change in control occurs pursuant to the Company's change-in-control agreements with its executive officers. See the section entitled "Employment Contracts, Termination and Change-in-Control Arrangements."

The maximum number of Common Shares that may be issued pursuant to Awards granted to Eligible Employees under the 2000 Plan is limited to 250,000 shares. The maximum number of Common Shares that may be issued pursuant to Incentive Stock Options is 125,000 shares. The maximum number of shares subject to Awards issued during any calendar year to any individual is limited to 15,000. Each of the four foregoing numerical limits is subject to adjustment pursuant to anti-dilution provisions of the 2000 Plan.

OPTION GRANTS IN LAST FISCAL YEAR
The following table sets forth information with respect to all options granted to the named executive officers during 2001.


                    OPTION GRANTS IN LAST FISCAL YEAR TABLE

------------------------------------------------------------------------------------------------------------------------
                              Number of      Percentage of
                               Shares        Total Options
                             Underlying        Granted to                                                Grant Date
                               Options        Employees in       Exercise                               Present Value
      Employee Name          Granted (#)      Fiscal Year      Price ($/Sh)    Expiration Date            (1)(2)(3)
------------------------------------------------------------------------------------------------------------------------
Floyd E. Wicks                  8,000            17.4%            $34.81        January 1, 2011          $87,160
------------------------------------------------------------------------------------------------------------------------
McClellan Harris III            4,000             8.7%            $34.81        January 1, 2011          $43,580
------------------------------------------------------------------------------------------------------------------------
Joel A. Dickson                 4,000             8.7%            $34.81        January 1, 2011          $43,580
------------------------------------------------------------------------------------------------------------------------
Donald K. Saddoris              4,000             8.7%            $34.81        January 1, 2011          $43,580
------------------------------------------------------------------------------------------------------------------------
James B. Gallagher              4,000             8.7%            $34.81        January 1, 2011          $43,580
------------------------------------------------------------------------------------------------------------------------

(1) The Black-Scholes option-pricing model was used to estimate the grant date present value of the options. Assumptions for options granted are as follows: 30.5% volatility; risk free rate of return of 5.7% based on ten-year U.S. Treasury securities; dividend yield 4.2% and an estimated period to exercise of 10 years.
(2) One-third of the stock options granted to the named executive become exercisable on each of the first three anniversaries of the grant date, but may be exercised earlier if there is a change in control of the Company as defined under "Employment Contracts, Termination and Change-In-Control Arrangements" below. The Company has not granted any stock appreciation rights or other types of awards. No options were exercised by an executive officer in 2001.
(3) These values are neither predictions nor indications of what the Company believes the market value of its Common Shares will be. The ultimate values of the options will depend on the future market prices of the Common Shares, which cannot be forecasted with reasonable accuracy. The actual value, if any, that an optionee will recognize on exercise of an option will depend on the difference between the market value of the Common Shares on the date the option is exercised and the applicable exercise price.

OPTION EXERCISES AND HOLDINGS
The following table sets forth information concerning the aggregate value of exercised and unexercised options held by the executive officers of the Company. Value at December 31, 2001 is measured as the difference between the exercise price and fair market value on December 31, 2001.


                AGGREGATED OPTION EXERCISES AND HOLDINGS TABLE

-------------------------------------------------------------------------------------------------------------------------

                                                            Number of Securities
                                                           Underlying Unexercised         Value of Unexercised In the
                                                              Options Held at                Money Options Held at
                            Shares                           December 31, 2001                December 31, 2001
                            Acquired on      Value   --------------------------------- ---------------------------------
 Employee Name              Exercise      Realized    Exercisable     Unexercisable     Exercisable     Unexercisable
-------------------------------------------------------------------------------------------------------------------------
------------------------- --------------- ----------- --------------- ----------------- --------------- -----------------
Floyd E. Wicks                  -             -           2,640           13,360           $9,768          $20,952
-------------------------------------------------------------------------------------------------------------------------
McClellan Harris III            -             -           1,320            6,680            $4,884          $10,476
-------------------------------------------------------------------------------------------------------------------------
Joel A. Dickson                 -             -           1,320            6,680            $4,884          $10,476
-------------------------------------------------------------------------------------------------------------------------
Donald K. Saddoris              -             -           1,320            6,680            $4,884          $10,476
-------------------------------------------------------------------------------------------------------------------------
James B. Gallagher              -             -           1,320            6,680            $4,884          $10,476
-------------------------------------------------------------------------------------------------------------------------


EMPLOYMENT CONTRACTS, TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS
The Company is an at-will employer and none of the executive officers has an employment contract with the Company. Each of the executive officers of the Company is a party to a change in control agreement which provides for certain benefits in the event of a change in control of the Company if the executive officer's employment with the Company or Southern California Water Company is terminated other than for cause or disability or the executive terminates employment for good reason. A change in control under these agreements will generally include (i) an acquisition by certain persons of more than 50% of the voting securities of the Company or Southern California Water Company,
(ii) certain changes in a majority of the Board of Directors of the Company or Southern California Water Company, (iii) certain dissolutions or liquidations of the Company or Southern California Water Company, or (iv) certain mergers or consolidations or sales of all or substantially all of the assets of the Company or Southern California Water Company, in any case involving more than a 50% change in ownership. An executive may terminate his or her employment for good reason if the executive is assigned duties inconsistent in any respect with the executive's position or the executive is not re-appointed to the same position following the change in control, the executive's salary or benefits are reduced or the executive is located at an office that increases the distance from the executive's home by more than 35 miles. The executive will be entitled to the following benefits: a cash payment equal to 2.99 times the executive's highest annual base salary during the preceding three years and an amount equal to the difference between the single sum actuarial equivalent of the executive's accrued benefits under the Company's Pension Plan and Pension Restoration Plan and the single sum actuarial equivalent of the executive's accrued benefits under such plans if the executive was credited with two additional years of service at the executive's highest annual rate of compensation during the past three years. Coverage under the Company's health and welfare benefit plans would also be extended to these individuals for a period of 24 months after termination under the circumstances previously described.

PENSION PLAN
--------------------------------------------------------------------------------


Southern California Water Company maintains a noncontributory, defined benefit pension plan. Benefits are determined under a formula applied uniformly to all employees, regardless of position, and amounts depend on length of service at the average of the five highest consecutive years of compensation earned. For purposes of pension calculations, compensation includes salary and all other compensation but excludes the value of personal use of Company vehicles and other perquisites. An employee who terminates employment after having at least five years of service with the Company has a vested interest in the Plan. Annual benefits payable at retirement (at age 65 or beyond) are reduced by a percentage of primary social security benefits based upon years of credited service and are payable monthly. The following table illustrates the estimated annual benefits payable upon retirement for persons in the earnings classifications with years of service as shown, excluding Social Security deductions, for employees in the Southern California Water Company Pension Plan and the Southern California Water Company Pension Restoration Plan.



                              PENSION PLAN TABLE

------------------------------------------------------------------------------------------------------------------------
        Average Annual
      Salary for Highest                                  Benefits Based on Length of Service
------------------------------------------------------------------------------------------------------------------------
    Consecutive Five Years        15 Years       20 Years       25 Years       30 Years      35 Years       40 Years
------------------------------------------------------------------------------------------------------------------------
          $ 75,000                   $ 22,500       $ 30,000       $ 37,500      $ 45,000       $ 52,500       $ 60,000
------------------------------------------------------------------------------------------------------------------------
           100,000                     30,000         40,000         50,000        60,000         70,000         80,000
------------------------------------------------------------------------------------------------------------------------
           125,000                     37,500         50,000         62,500        75,000         87,500        100,000
------------------------------------------------------------------------------------------------------------------------
           150,000                     45,000         60,000         75,000        90,000        105,000        120,000
------------------------------------------------------------------------------------------------------------------------
           175,000                     52,500         70,000         87,500       105,000        122,500        140,000
------------------------------------------------------------------------------------------------------------------------
           200,000                     60,000         80,000        100,000       120,000        140,000        160,000
------------------------------------------------------------------------------------------------------------------------
           225,000                     67,500         90,000        112,500       135,000        157,500        180,000
------------------------------------------------------------------------------------------------------------------------
           250,000                     75,000        100,000        125,000       150,000        175,000        200,000
------------------------------------------------------------------------------------------------------------------------
           275,000                     82,500        110,000        137,500       165,000        192,500        220,000
------------------------------------------------------------------------------------------------------------------------
           300,000                     90,000        120,000        150,000       180,000        210,000        240,000
------------------------------------------------------------------------------------------------------------------------

The executive officers of the Company in 2001 have the following credited years of service under the pension plan:

                              ---------------------------------------------------------
                                              Name                   Years of Service
                              ---------------------------------------------------------
                              Floyd E. Wicks                               13
                              ---------------------------------------------------------
                              McClellan Harris III                         11
                              ---------------------------------------------------------
                              Joel A. Dickson                              11
                              ---------------------------------------------------------
                              Donald K. Saddoris                           34
                              ---------------------------------------------------------
                              James B. Gallagher                           14
                              ---------------------------------------------------------


The Plan provides an early retirement option for those employees the sum of whose age and number of years of service equals at least 90.

The Southern California Water Company Pension Restoration Plan supplements retirement benefits payable to certain participants in the Southern California Water Company Pension Plan by making up benefits, which are reduced by virtue of Sections (a)(17) of 415 of the Internal Revenue Code of 1986, as amended.

The Company has a Retirement Plan for Non-Employee Directors (the "Non-Employee Directors Plan") of the Company. This Non-Employee Directors Plan provides annual benefits to an eligible director in an amount equal to the annual retainer in effect at the director's date of retirement. Benefits are payable in monthly installments for a period equal to the shortest of (a) the period he or she was a director or (b) 10 years. In the case of a director's death, benefits will continue to be received by that director's surviving spouse for the remaining period for which the director would have been entitled to receive benefits except for death. Benefits are payable to directors after the age of 62 and after retirement from the Board, except that a director who ceases to be a director before attaining age 62 because of ill health or death may receive benefits immediately after retirement from the Board, or at such later date as he or she may request. Directors who are "removed for cause" are not eligible for benefits under the Non-Employee Directors Plan. As a condition of participation in the Non-Employee Directors Plan, an eligible director must agree to retire from the Board at the annual shareholders' meeting occurring on or next following such director's 72nd birthday, and to accept nomination as a director if requested by the Board (and to serve if so nominated) for at least 10 years after his or her first election to the Board. The Non-Employee Directors Plan contains change-in-control provisions, which provide for payment of an amount equal to ten years of retainer discounted at 6%. A change in control under the Non-Employees Directors Plan will occur in the same circumstances in which a change in control will occur under the Company's change-in-control arrangements with its executive officers.



DEFERRED COMPENSATION PLAN FOR DIRECTORS
-------------------------------------------------------------------------------

Under the Company's Deferred Compensation Plan for Directors, directors are entitled to defer a portion of their compensation until specified times after the deferral. Interest accrues on amounts deferred under this plan. None of the directors or nominees has currently deferred any income under the Deferred Compensation Plan for Directors.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
-------------------------------------------------------------------------------


All of the Company's directors, except Mr. Wicks, are members of the Compensation Committee. Mr. Ross, as Chairman of the Board, serves as an ex-officio member of the Compensation Committee. Mr. Ross is, in his capacity as Chairman, an officer of the Company although he does not actively participate in the daily operation of the Company, duties as to which are the responsibility of Mr. Wicks, President and Chief Executive Officer of the Company. The Compensation Committee recommends Mr. Ross's compensation as Chairman of the Board. The Board of Directors determines Mr. Ross's compensation. No other member of this Committee is a current or former officer or employee of the Company or any of its subsidiaries or affiliates. The Compensation Committee's report on executive compensation is set forth below under "Board Committee Reports-Report on Executive Compensation".

BOARD COMMITTEE REPORTS
REPORT OF THE AUDIT AND FINANCE COMMITTEE
--------------------------------------------------------------------------------

The Audit and Finance Committee ("the Committee") operates under a written charter adopted by the Board of Directors and is composed of three directors - N.P. Dodge, Jr., Anne M. Holloway and Robert F. Kathol. The members of the Committee have been determined to be independent and financially literate (as independence and financial literacy is defined by the New York Stock Exchange listing standards) by the Board of Directors. Lloyd E. Ross, Chairman of the Company's Board of Directors is an ex-officio member of the Committee.

GENERAL
The Committee reviews the overall scope and plans for the respective audits of the internal and independent auditors. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of the internal controls and the overall quality of the Company's financial reporting. The Committee oversees the Company's financial reporting processes on behalf of the Board of Directors. Management has primary responsibility for the Company's financial statements, internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes. The independent auditors report directly to the Committee and the Board of Directors.

COMMUNICATION WITH AUDIT COMMITTEE
In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's internal controls have no material weakness and that the consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEE
The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1, and the Committee discussed with the independent accountants that firm's independence.

RECOMMENDATION FOR INCLUSION IN FORM 10-K
Based upon the Committee's discussion with management, the independent accountants, and the Committee's review of the representations of management, and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                Audit Committee
                                ---------------
                        Robert F. Kathol - Chairperson
                       N.P. Dodge, Jr. Anne M. Holloway

REPORT OF THE COMPENSATION COMMITTEE
-------------------------------------------------------------------------------


The Compensation Committee operates under a written charter adopted by the Board of Directors and is composed of five independent directors - James L. Anderson, Jean E. Auer, N.P. Dodge, Jr., Anne M. Holloway, and Robert F. Kathol. Lloyd E. Ross, Chairman of the Corporation's Board of Directors, is an ex-officio member of the Committee.

The primary responsibility of the Compensation Committee is to review and make recommendations to the Board of Directors as to the appropriate level of compensation for the executive officers of the Company, including the Chairman of the Board.

GENERAL PHILOSOPHY
In general, the executive compensation program is designed to reward, motivate and retain the skilled management necessary to achieve the Company's goals of increasing shareholder value and maintaining leadership position within the industry. The Committee has established as its objective the design and implementation of a compensation program for executives that will (i) provide fair, equitable and reasonable compensation, (ii) reward excellent team and individual job performance and abilities, and (iii) attract, retain and motivate talented and experienced executives. In making its recommendations to the Board, the Compensation Committee takes into account the fact that both the California Public Utilities Commission and the Arizona Corporation Commission review executive salaries for reasonableness. Moreover, the Committee recognizes that, as a holding company of regulated public utilities, financial performance of the Company is constrained by and dependent upon not only the regulatory process but also a number of other factors beyond the Company's immediate control, such as weather, water quality and water supply. As a result, executive compensation is based on a number of subjective and objective factors beyond the recent financial performance of the Company.

EXECUTIVE COMPENSATION PROGRAM
In determining individual compensation, the Committee considered the executive officer's duties, the quality of his or her performance of those duties, the importance of the position, the contribution that each individual has made to the Company's overall performance and its strategic positioning for the future. The Committee also considered whether an executive officer's duties have expanded or otherwise materially changed from the previous year, the officer's experience and value to the Company and the extent and frequency of prior adjustments to that officer's salary. The Committee retains outside consultants and executive compensation specialists in evaluating the current compensation program and in implementing any changes. For executives other than the Chief Executive Officer, the Committee may also consider recommendations made by the Chief Executive Officer.

Total compensation consists of three components - base salary, short-term incentives in the form of cash bonuses and long-term incentives in the form of stock options. Adjustment to base salaries, after consideration of all relevant factors, allow for annual adjustments and avoid wide fluctuations in compensation from year to year. Salary ranges are set by periodic comparison to rates of pay for comparable positions within the utility industry and individual salaries are adjusted based on external salary levels, individual performance and changes in responsibilities.

The Committee bases executive compensation not only on base salary, but believes that executives should have the opportunity to earn a significant amount of variable pay based on the short and long-term performance of the

Company. Including all forms of compensation, the executive total annual compensation opportunity is such that at maximum performance levels, base salary plus awards under the Company's existing Annual Incentive Plan and the Stock Incentive Plan will be between the 60th and 75th percentiles of certain identified companies within the utility industry (the "Competitive Target Level"). The Committee believes that stock-based incentives promote the success of the Company by attracting, motivating, rewarding, retaining and aligning the interests of executive officers with those of shareholders generally.

On a total company basis, reported net income in 2001 was $20.4 million or $2.02 per share ($2.00 per diluted share) compared with net income of $18.0 million or $1.92 per share ($1.91 per diluted share) reported last year. The financial results reported for 2001 reflect significant management time addressing cost issues associated with recovery of electric power costs and the Committee believes that through the cash preservation plan and other measures implemented by management that the Company was able to continue its operations to provide reliable and safe water and electric services to its customers. In addition to its operating performance under extraordinary conditions, the Company's stock price demonstrated good market performance during the year, reaching a record high of $39.60 per share. Based on this level of performance, the Committee believes that total compensation for executives consisting of base salaries; annual incentives and long-term incentives will remain within the Competitive Target Level.

CEO COMPENSATION
Floyd E. Wicks has been President and Chief Executive Officer of the Company since 1992. As with the compensation of the Company's other executive officers, the Committee has chosen not to adopt a direct formula approach to determining Mr. Wicks' base salary. Rather, the Committee reviewed a number of objective and subjective measures including the performance of the Company as a whole, his effectiveness in addressing local, industry-wide issues and specific issues facing the Company, business development, the Company's immediate and long-term financial health and the performance of the Company's stock price. After the Committee's deliberations and review of the Company's performance in 2001, the Committee recommended and the Board of Directors authorized that Mr. Wicks' annual salary be set at $365,000, effective for the first pay period in January 2002. The Committee determined that, including base salary, maximum payouts under the Annual Incentive Plan and options granted under the Stock Incentive Plan would place Mr. Wicks' total compensation within the Competitive Target Level.

SECTION 162(M) LIMITATION
The Committee has reviewed the Company's compensation structure in light of
Section 162(m) of the Internal Revenue Code (the "Code") which limits, subject to limited exceptions, the amount of compensation that the Company may deduct from its taxable income for any year to $1,000,000 for any of its five most highly compensated executives. In 2001, no executive officer's compensation exceeded the limitation set by Section 162(m), and therefore such limitation is presently inapplicable to the Company. The Committee will address this limitation when and if it becomes meaningful.

                            Compensation Committee
                            ----------------------
                        James L. Anderson - Chairperson
                         Jean E. Auer N.P. Dodge, Jr.
                       Anne M. Holloway Robert F. Kathol

STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------


The following graph compares the Company's cumulative total shareholder return on its Common Shares with the cumulative total return of (i) the Standard & Poor's 500 Stock Index, and (ii) the Dow Jones Water Utility Index.

The cumulative total shareholder return computations set forth in the Stock Performance Graph assume an initial investment of $100 made on December 31, 1996 in each of the Company's Common Shares, the Standard & Poor's 500 Stock Index and the Dow Jones Water Utility Index. The computations also assume reinvestment of all dividends. As with any investment, the historical performance reflected in the Stock Performance Graph is not necessarily indicative of future performance.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
      AMONG AMERICAN STATES WATER COMPANY, THE STANDARD & POOR's 500 STOCK
                 INDEX AND THE DOW JONES WATER UTILITIES INDEX


                               [GRAPHIC OMITTED]

                                       ---------------------------------------------------------------------------------
                                                                   Cumulative Total Return
                                       ---------------------------------------------------------------------------------
                                             12/96         12/97         12/98         12/99        12/00         12/01
------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
American States Water Company               100.00        122.14        139.41        192.02       205.36        202.34
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                               100.00        133.36        171.47        207.56       188.66        166.24
------------------------------------------------------------------------------------------------------------------------
Dow Jones Water Utilities Index             100.00        136.82        175.11        165.38       192.41        271.33
------------------------------------------------------------------------------------------------------------------------
*$100 Invested on 12/31/96 in stock or index -- including reinvestment of dividends. Fiscal year-ending December 31.
------------------------------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------


The following table sets forth information with respect to the beneficial owners of more than five percent of any class of the Company's voting securities on February 28, 2002 based upon public information known to and believed to be correct by the Company.

------------------------------------------------------------------------------------------------------------------------
                                                                           Amount and Nature of
    Name and Address of Beneficial Owners           Title of Class         Beneficial Ownership      Percent of Class
------------------------------------------------------------------------------------------------------------------------
Massachusetts Mutual Life Insurance Co.            Preferred Shares               12,000                    15%
1295 State Street; Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------

INFORMATION ON INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

The Audit Committee has reviewed the advisability and acceptability of utilizing the Company's external auditor Arthur Andersen LLP, for non-audit services. In reviewing this area, the Committee focused on the ability of the external auditor to maintain independence. Based on input from management and a review of procedures established within the external audit firm, the Committee finds that it is both advisable and acceptable to employ the external auditor for certain limited non-audit services, from time-to-time.

Representatives of Arthur Andersen LLP will be in attendance at the Annual Meeting of Shareholders and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

Audit Fees: Fees for the fiscal year 2001 audit and quarterly reviews are $135,100, of which an aggregate amount of $69,100 has been billed through December 31, 2001.

Financial Information Systems and Implementation Fees: Arthur Andersen LLP rendered no such services to the Company during fiscal year 2001.

All Other Fees: Aggregate fees billed for all other services for fiscal year 2001 were $133,690 including audit-related fees of $70,290 and non-audit fees of $63,400. Audit-related fees include statutory audits of subsidiaries, benefit plan audits, accounting consultation, attest services under professional standards, assistance with registration statements, comfort letters and consents. Non-audit fees include only billings for tax-related services.


OTHER MATTERS
--------------------------------------------------------------------------------


Management of the Company knows of no business, other than that mentioned above, to be transacted at the Annual Meeting, but if other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment, and discretionary authority to do so is included in the proxy. Whether or not you intend to be present at the meeting, you are urged to complete, sign and return your proxy promptly.

PROPOSALS FOR NEXT ANNUAL MEETING
-------------------------------------------------------------------------------


REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE BROUGHT BEFORE AN ANNUAL MEETING For shareholder proposals to be considered before an annual meeting by a shareholder, the shareholder must have given timely notice in writing to the Secretary of the Company. To be timely for the 2003 Annual Meeting, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company not less than 75 days nor more than 90 days prior to the first anniversary of the 2002 Annual Meeting; provided however that in the event that the annual meeting date is changed by more than 30 days from such anniversary date, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made. A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the matter to be brought before the annual meeting and the reasons for conducting such matter at the annual meeting, (ii) the name and record address of the shareholder proposing such business (and the name and address of the beneficial owner, if any), (iii) the class and number of shares of the Company which are owned by the shareholder, and (iv) any material interest of the shareholder in such matter.

REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY'S PROXY MATERIALS
Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and intended to be presented at the Company's 2003 Annual Meeting of Shareholders must be received by the Company not later than December 20, 2002 in order to be considered for inclusion in the Company's proxy materials for that meeting and must satisfy the requirement for such proposals set forth in the Rule.


ADDITIONAL INFORMATION
-------------------------------------------------------------------------------


The Company undertakes, on written request, to provide, without charge, to each person from whom the accompanying proxy is solicited, with a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001 as filed with the Securities and Exchange Commission, including the financial statements and schedules. Requests should be addressed to American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773,
Attention: Office of the Secretary.

INFORMATION ABOUT ATTENDING

We will hold the Annual Meeting at the Pasadena Hilton in Pasadena, California.

Shareholders must present a ticket to be admitted to the Annual Meeting. For shareholders of record, your admission ticket is the detachable portion of your proxy form. Please have your ticket out and available when you reach the registration area at the Annual Meeting.

For shareholders who hold shares through a brokerage firm, bank or other holder of record, your ticket is the copy of your latest account statement showing your American States Water Company stock balance. Please present your account statement to the registration area at the Annual Meeting.




                                 [MAP OMITTED]

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                          AMERICAN STATES WATER COMPANY
                       2002 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American States Water Company (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company (the Annual Meeting) and any adjournments thereof. The Annual Meeting will be held on Tuesday, April 30, 2002 at 10:00 a.m., Pacific Time at the Hilton Pasadena, 168 South Los Robles Avenue, Pasadena, California.

   At the Annual Meeting, shareholders will be asked to elect four Class II directors to serve until the Annual Meeting of Shareholders held in 2004 and until their successors are elected and qualified.

[AMERICAN STATES WATER COMPANY LOGO]
AMERICAN STATES WATER COMPANY
630 E. FOOTHILL BLVD.
SAN DIMAS, CA 91773


VOTE BY INTERNET - WWW.PROXYVOTE.COM
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to American States Water Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                         ASWC01      KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN STATES WATER COMPANY

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE
NOMINEES FOR CLASS II DIRECTORS LISTED BELOW.

ELECTION OF DIRECTORS                                                                                                   ------
                                                                                      FOR WITHHOLD FOR ALL                    |
1.   To elect four Class II directors to the Board of Directors of the Company        ALL    ALL    EXCEPT                    |
     to serve until their successors are elected and qualified. The Board of                                                  |
     Directors has nominated the following individuals for election as Class II       [ ]    [ ]     [ ]
     directors: 01) Jean E. Auer, 02) N.P. Dodge, Jr. 03) Robert F. Kathol, and
     04) Lloyd E. Ross.

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     - - - - - - - - - - - - - - - - - - - - - - - - -

     This proxy, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s) and the named proxies will, in their sole discretion, vote such shares on any other matters that may properly come before the meeting or any adjournments thereof. If no direction is made, this proxy will be voted FOR the listed Nominees. Further, if cumulative voting rights for the election of directors (Item 1) are exercised at the meeting, the proxies will cumulatively vote their shares as provided in the proxy statement.


If you plan to attend the Annual Meeting, please check this box. [ ]

Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

-------------------------------------------------    --------------------------------------
|                                        |      |    |                              |     |
|                                        |      |    |                              |     |
-------------------------------------------------    --------------------------------------
Signature [PLEASE SIGN WITHIN BOX]        Date       Signature (Joint Owners)       Date

-----------------------------------------------------------------------------------------------------------------------------------